UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

Anzu Special Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40133 (Commission File Number)	86-1369123 (IRS Employer Identification No.)

12610 Race Track Road, Suite 250 Tampa, FL (Address of principal executive offices)	33626 (Zip Code)

Registrant’s telephone number, including area code: (202) 742-5870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	ANZUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ANZU	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ANZUW	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 29, 2022, Anzu Special Acquisition Corp I (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) that, as a result of the resignation of Teresa A. Harris from the Company’s Board of Directors (the “Board”) (as described below in Item 5.02 of this Current Report on Form 8-K), the Company was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Audit Committee of the Board (the “Audit Committee”) to be composed of at least three independent directors. On August 2, 2022, the Company received a written notice from the Nasdaq Listing Qualifications Staff indicating that, as a result of the resignation of Ms. Harris, the Company no longer complies with Nasdaq’s independent director and audit committee requirements as set forth in Nasdaq Listing Rule 5605. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Listing Rule 5605(c)(2)(A). The Company expects to be in compliance with the Audit Committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) by or before the end of the cure period.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John W. Joy

On July 29, 2022, John W. Joy notified the Company of his intention to resign from his position as Chief Financial Officer of the Company. Mr. Joy’s resignation will become effective after the Company files its quarterly report on Form 10-Q for the quarter ended June 30, 2022. Mr. Joy has been serving as the Company’s Chief Financial Officer since February 2021. Mr. Joy’s resignation arises from changes in direction for the Company, including in the targets that the Company is evaluating. The Company does not have any pending letter of intent outstanding, and there can be no assurance that the Company will conduct a transaction with any potential target.

Resignation of Peter J. Ganz

On July 29, 2022, Peter J. Ganz notified the Company of his resignation from his position as General Counsel & Corporate Secretary of the Company effective July 31, 2022. Mr. Ganz has been serving as the Company’s General Counsel & Corporate Secretary since February 2021. Mr. Ganz’s resignation arises, in part, from cost cutting by the Company and changes in direction for the Company, including in the targets that the Company is evaluating. The Company does not have any pending letter of intent outstanding, and there can be no assurance that the Company will conduct a transaction with any potential target.

Resignations of Teresa A. Harris and William Wulfsohn

On July 29, 2022, Teresa A. Harris notified the Company of her resignation as a member of the Board effective immediately. Ms. Harris also served as the chair of the Compensation Committee and a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board, as well as a member of a special committee of the Board that is evaluating certain potential target companies for the Company’s initial business combination.

On July 31, 2022, William Wulfsohn notified the Company of his resignation as a member of the Board effective immediately. Mr. Wulfsohn also served as chairman of the Board.

Ms. Harris and Mr. Wulfsohn informed the Company that their resignations were due to the following considerations: their disagreement with Company decisions and process leading to the resignations of Mr. Joy and Mr. Ganz and the resulting loss to the Company of the expertise of these two key executives; their disagreement with the nature of and approach to potential acquisition candidates the Company was considering in the context of changes in market conditions (both generally and for special purpose acquisition companies) and the approaching deadline for completing a business combination; and their disagreement with the Company’s continued pursuit of a specific business combination transaction.

Copies of the resignation letters of Ms. Harris and Mr. Wulfsohn are attached to this Current Report on Form 8-K as Exhibits 17.1 and 17.2, respectively.

As a result of the resignations of Ms. Harris and Mr. Wulfsohn, the Board reduced the number of directors of the Company from five members to three members in accordance with the Company’s Amended and Restated Certificate of Incorporation and the Company’s Bylaws.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided a copy of this Current Report on Form 8-K to Ms. Harris and Mr. Wulfsohn.

Forward Looking Statements

This Current Report on Form 8-K contains statements that may constitute “forward-looking statements,” including with respect to the potential pursuit of a target company. No assurance can be given that the potential pursuit of a target company described above will be completed. The Company does not have any pending letter of intent outstanding, and there can be no assurance that the Company will conduct a transaction with any partner. Forward-looking statements are subject to numerous risks, many of which are beyond the control of the Company, including those set forth in the Risk Factors sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission on March 31, 2022, as updated and supplemented by subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
17.1	Resignation Letter of Teresa A. Harris dated July 29, 2022
17.2	Resignation Letter of William Wulfsohn dated July 31, 2022
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 4, 2022

Anzu Special Acquisition Corp I

By:	/s/ Dr. Whitney Haring-Smith
Dr. Whitney Haring-Smith Chief Executive Officer